UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-03061)

Exact name of registrant as specified in charter:	Putnam Global Natural Resources Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: May 31, 2009

Item 1. Schedule of Investments:

Putnam Global Natural Resources Fund

The fund's portfolio
5/31/09 (Unaudited)

COMMON STOCKS (97.0%)(a)
	Shares	Value

Chemicals (11.6%)
Air Products & Chemicals, Inc.	74,100	$4,800,198
JSR Corp. (Japan)	192,500	2,886,256
Linde AG (Germany)	61,211	5,111,493
Monsanto Co.	80,008	6,572,657
Nitto Denko Corp. (Japan)	126,800	3,565,781
Potash Corp. of Saskatchewan, Inc. (Canada)	60,400	6,996,736
Shin-Etsu Chemical Co. (Japan)	105,900	5,565,737
Symrise AG (Germany)	192,600	2,888,581
Syngenta AG (Switzerland)	23,825	5,800,619
		44,188,058

Combined utilities (0.7%)
El Paso Corp.	286,500	2,793,375
		2,793,375

Construction (2.2%)
Asia Cement China Holdings Corp. (China) (NON)	2,410,500	1,930,404
Lafarge SA (France) (NON) (S)	96,121	6,597,444
		8,527,848

Containers (1.7%)
Pactiv Corp. (NON)	140,900	3,156,160
Rexam PLC (United Kingdom)	657,030	3,305,491
		6,461,651

Energy (oil field) (7.1%)
BJ Services Co.	104,600	1,635,944
Halliburton Co.	240,200	5,507,786
Saipem SpA (Italy)	81,600	2,083,104
Schlumberger, Ltd.	61,500	3,519,645
Smith International, Inc.	112,400	3,280,956
Transocean, Ltd. (Switzerland) (NON)	72,600	5,770,248
Weatherford International, Ltd. (NON)	235,400	4,872,780
Wellstream Holdings PLC (United Kingdom)	31,381	267,293
		26,937,756

Energy (other) (0.5%)
First Solar, Inc. (NON) (S)	9,393	1,784,670
		1,784,670

Forest products and packaging (0.4%)
Crown Holdings, Inc. (NON)	66,109	1,553,562
		1,553,562

Metals (19.7%)
ArcelorMittal (Luxembourg)	246,457	8,209,096
Barrick Gold Corp. (Canada)	150,500	5,693,293
BHP Billiton PLC (United Kingdom)	853,283	20,407,525
Cia Vale do Rio Doce Class A (Preference) (Brazil)	206,305	3,386,833
Freeport-McMoRan Copper & Gold, Inc. Class B	100,310	5,459,873
Goldcorp, Inc. (Canada)	143,000	5,642,328
Nucor Corp.	94,455	4,147,519
POSCO (South Korea)	12,743	4,272,699
Teck Cominco, Ltd. Class B (Canada)	315,900	4,953,991
United States Steel Corp. (S)	96,400	3,285,312
Usinas Siderurgicas de Minas Gerais SA (Usiminas)
Class A (Preference) (Brazil)	140,562	2,804,566
Xstrata PLC (United Kingdom)	577,457	6,574,175
		74,837,210

Oil and gas (53.1%)
BG Group PLC (United Kingdom)	784,226	14,347,871
BP PLC (United Kingdom)	2,367,425	19,508,120
Chevron Corp.	358,900	23,927,863
China Petroleum & Chemical Corp. ADR (China) (S)	51,226	4,200,532
ENI SpA (Italy)	291,363	7,050,749
EOG Resources, Inc.	128,672	9,417,504
Exxon Mobil Corp.	384,600	26,672,010
Hess Corp.	21,300	1,418,367
Marathon Oil Corp.	161,498	5,148,556
Newfield Exploration Co. (NON)	198,400	7,166,208
Nexen, Inc. (Canada)	358,308	8,764,392
Noble Energy, Inc.	46,500	2,765,820
Occidental Petroleum Corp.	226,406	15,194,107
Petroleo Brasileiro SA ADR (Brazil)	213,476	9,399,348
Santos, Ltd. (Australia)	203,854	2,388,548
St. Mary Land & Exploration Co.	53,900	1,167,474
StatoilHydro ASA (Norway) (S)	236,000	4,966,533
Suncor Energy, Inc. (Canada)	165,189	5,777,688

Total SA (France) (S)	323,033	18,691,676
Ultra Petroleum Corp. (NON)	124,100	5,619,248
XTO Energy, Inc.	193,332	8,268,810
		201,861,424

Total common stocks (cost $325,538,988)		$368,945,554

SHORT-TERM INVESTMENTS (7.1%)(a)
	Principal amount/shares	Value

Putnam Money Market Liquidity Fund (e)	10,817,203	$10,817,203
Short-term investments held as collateral for loaned
securities with yields ranging from 0.08% to 1.41% and
due dates ranging from June 1, 2009 to June 22, 2010
(d)	$15,380,197	15,377,670
SSgA Prime Money Market Fund (i)	420,000	420,000
U.S. Treasury Bills for an effective yield of zero %, December 17, 2009 (i)	115,000	114,793
U.S. Treasury Bills for an effective yield of 0.37%,
February 11, 2010 (SEGSF)	110,000	109,708
U.S. Treasury Cash Management Bills for an effective
yield of 0.44%, April 1, 2010 (SEGSF)	130,000	129,522

Total short-term investments (cost $26,968,896)		$26,968,896

TOTAL INVESTMENTS

Total investments (cost $352,507,884) (b)		$395,914,450

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/09 (aggregate face value $52,998,761) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$21,476,574	$19,859,604	6/17/09	$1,616,970
British Pound	5,816,058	5,580,871	6/17/09	235,187
Canadian Dollar	8,379,158	7,778,791	6/17/09	600,367
Euro	2,370,906	2,245,567	6/17/09	125,339
Japanese Yen	15,242,346	14,662,966	6/17/09	579,380
Norwegian Krone	1,842,447	1,774,251	6/17/09	68,196
Swedish Krona	1,150,324	1,096,711	6/17/09	53,613

Total				$3,279,052

FORWARD CURRENCY CONTRACTS TO SELL at 5/31/09 (aggregate face value $22,709,064) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$2,300,634	$2,149,352	6/17/09	$(151,282)
British Pound	4,585,757	4,256,538	6/17/09	(329,219)
Euro	2,236,952	2,118,549	6/17/09	(118,403)
Hong Kong Dollar	5,325,299	5,325,993	6/17/09	694
Japanese Yen	5,658,737	5,443,755	6/17/09	(214,982)
Norwegian Krone	2,278,288	2,192,454	6/17/09	(85,834)
Swiss Franc	1,287,763	1,222,423	6/17/09	(65,340)

Total				$(964,366)

NOTES

(a) Percentages indicated are based on net assets of $380,416,812.

(b) The aggregate identified cost on a tax basis is $362,973,832, resulting in gross unrealized appreciation and depreciation of $66,760,852 and $33,820,234, respectively, or net unrealized appreciation of $32,940,618.

(NON) Non-income-producing security.

(SEGSF) These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at May 31, 2009.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At May 31, 2009, the value of securities loaned amounted to $14,807,204. The fund received cash collateral of $15,377,670 which is pooled with collateral of other Putnam funds into 35 issues of short-term investments.

(e) The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund totaled $2,776 for the period ended May 31, 2009. During the period ended May 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $7,747,059 and $10,160,720, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

In April 2009, the fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $3,444 for the period ended May 31, 2009. During the period ended May 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $23,692,137 and $12,874,934, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(i) Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts.

(S) Securities on loan, in part or in entirety, at May 31, 2009.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at May 31, 2009 (as a percentage of Portfolio Value):

United States	44.7%
United Kingdom	17.0
Canada	10.0
France	6.7
Brazil	4.1
Japan	3.2
Switzerland	3.0
Italy	2.4
Luxembourg	2.2
Germany	2.1
China	1.6
Norway	1.3
South Korea	1.1
Australia	0.6

Total	100.0%

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

At May 31, 2009, fair value pricing was used for certain foreign securities in the portfolio.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in The fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

As of May 31, 2009, due to a decrease in the fund's net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At May 31, 2009, the fund had net unrealized gains of $2,988,775 and net unrealized losses of $674,089 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $239,372. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of May 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$233,763,562	$--

Level 2	162,150,888	2,314,686

Level 3	--	--

Total	$395,914,450	$2,314,686

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) - an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position.

Market Values of Derivative Instruments as of May 31, 2009

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under Statement 133	Market value	Market value

Credit contracts	$--	$--

Foreign exchange contracts	3,280,125	965,439

Equity contracts	--	--

Interest rate contracts	--	--

Total	$3,280,125	$965,439

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Natural Resources Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: July 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: July 29, 2009

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: July 29, 2009